UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Karyopharm Therapeutics Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 29, 2024. Your Vote Counts! KARYOPHARM THERAPEUTICS INC. 2024 Annual Meeting May 29, 2024 9:00 a.m. Eastern Time Virtual Meeting Site: www.virtualshareholdermeeting.com/KPTI2024 KARYOPHARM THERAPEUTICS INC. ATTN: SECRETARY 85 WELLS AVENUE 2ND FLOOR NEWTON, MA 02459 V42292-P09689 You invested in KARYOPHARM THERAPEUTICS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 15, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the material(s). To view the proxy materials and to vote, visit www.proxyvote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Advance of the Meeting Vote by May 28, 2024 11:59 p.m. Eastern Time Visit www.proxyvote.com Vote Virtually at the Meeting* Vote on May 29, 2024 9:00 a.m. Eastern Time Visit www.virtualshareholdermeeting.com/KPTI2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect the following three Class II director nominees: For 1) Deepika R. Pakianathan, Ph.D. 2) Richard Paulson, M.B.A. 3) Chen Schor, M.B.A., C.P.A. 2. To approve an amendment to the Karyopharm Therapeutics Inc. 2022 Equity Incentive Plan, as amended, to increase the number of shares of our common stock available for issuance thereunder by 6,000,000 shares. For 3. To approve an amendment to the Karyopharm Therapeutics Inc. Amended & Restated 2013 Employee Stock Purchase Plan to increase the number of shares of our common stock available for issuance thereunder by 5,000,000 shares. For 4. To approve a one-time stock option exchange program for non-executive officer employees. For 5. To approve, on an advisory basis, the compensation of our named executive officers. For 6. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024. For In their discretion, the proxies are authorized to vote upon such other matters as may be properly brought before the meeting or any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V42293-P09689